EXHIBIT 10.94

                                 AMENDMENT NO. 4
                    TO AMENDED & RESTATED SECURITY AGREEMENT

This AMENDMENT NO. 4 TO AMENDED & RESTATED SECURITY AGREEMENT (this "AMENDMENT"), is made effective as of March 31, 2008 (the "EFFECTIVE DATE"), by and between U.S. HELICOPTER CORPORATION, a Delaware corporation with its principal place of business located at 6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, New York 10004 (the "COMPANY") and YA GLOBAL INVESTMENTS, L.P. (the "SECURED PARTY") with reference to the following recitals:

A. Secured Party and the Company entered into that certain Amended & Restated Security Agreement, dated March 30, 2007, as amended by that certain Amendment No. 1 to Amended & Restated Security Agreement as of May 14, 2007, that certain Amendment No. 2 to Amended & Restated Security Agreement as of August 24, 2007 and that certain Amendment No. 3 to Amended & Restated Security Agreement as of March 14, 2008 (as amended, the "MASTER AGREEMENT").

B. Contemporaneously with the execution of this Amendment, the Secured Party and the Company are entering into a Securities Purchase Agreement (the "SPA") pursuant to which the Company shall issue and sell to the Secured Party additional secured debentures (the "ADDITIONAL DEBENTURES").

C. To induce the Secured Party to execute and deliver the SPA and purchase the Additional Debentures, the Company has agreed to amend the Master Agreement to provide certain amendments to the Master Agreement to specifically include the Additional Debentures as part of the "Obligations" as defined in the Master Agreement.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Secured Party and the Company agree as follows:

1. Convertible Debentures. The Definition of the term "Convertible Debentures" as used in the Master Agreement shall hereinafter include the Additional Debentures.

2. Transaction Documents. The Definition of the term "Transaction Documents" as used in the Master Agreement shall hereinafter include the Additional Debentures and the SPA entered into on the date hereof.

3. Obligations Secured. The definition of the term "Obligations" as used in the Master Agreement shall include all the obligations of the Company to the Secured Party under the Additional Debentures.

4. Financing Statements. The Company hereby irrevocably authorize the Secured Party, at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (a) described the Pledged Property and (b) contains any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) the type of organization and any organization identification number issued to the Company, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Pledged Property relates. The Company agrees to furnish any such information to the Secured Party promptly upon request. The Company also hereby ratifies its authorization for the Secured Party to have filed in any jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof. The Company acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Secured Party and agree that it will not do so without the prior written consent of the Secured Party. -

5. Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge, file, record and deliver to the Secured Party such documents, instruments, and agreements, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property.

6. Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them under the Master Agreement.
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7. Non-Impairment. Except as expressly modified herein, the Master Agreement shall continue in full force and effect, and the parties hereby reinstate and reaffirm the Master Agreement as modified herein.

8. Inconsistencies. In the event of any inconsistency, ambiguity or conflict between the terms and provisions of this Amendment and the terms and provisions of the Master Agreement, the terms and provisions of this Amendment shall control.

9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed will be deemed an original and all of which, taken together, well be deemed to be one and the same instrument.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                           COMPANY:
                                           U.S. HELICOPTER CORPORATION

                                           By: /s/ John G. Murphy
                                               ------------------
                                           John G. Murphy
                                           Chief Executive Officer and President


                                           SECURED PARTY:
                                           YA GLOBAL INVESTMENTS, L.P.

                                           By: Yorkville Advisors, LLC
                                           Its: Investment Manager

                                           By: /s/ Mark Angelo
                                               ------------------
                                           Name: Mark Angelo
                                           Title: Portfolio Manager


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